UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2009
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SunPower Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34166	94-3008969
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

3939 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
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   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

    The International Finance Corporation (the “IFC”) is considering a financing arrangement with SunPower Corporation (“SunPower”).  The proposed financing arrangement contemplates a loan of up to $75 million that SunPower plans to use to finance the remaining capital costs of its second fabrication facility in Batangas, Philippines (“FAB2”).  When completed, FAB2 is expected to house twelve solar cell manufacturing lines for an aggregate nameplate capacity of 466 megawatts.  SunPower estimates total capital costs for FAB2 to be approximately $475 million.  The structure, terms and conditions of the financing arrangement remain to be negotiated, and SunPower can offer no assurances that the financing arrangement will be executed.

Forward-Looking Statements

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The company uses words and phrases such as "contemplates," "plans," “expected,” "estimates," and "will" to identify forward-looking statements in this press release, including forward-looking statements regarding:  (a) SunPower and IFC negotiating and executing definitive agreements for a loan of up to $75 million; (b) SunPower applying the loan to the remaining capital costs of FAB2; (c) FAB2 housing twelve solar cell manufacturing lines for an aggregate nameplate capacity of 466 megawatts; and (d) SunPower estimating costs for completion being approximately $475 million. Such forward-looking statements are based on information available to the company as of the date of this release and involve a number of risks and uncertainties, some beyond the company's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as: (i) the continuation of governmental and related economic incentives promoting the use of solar power; (ii) SunPower's ability to ramp new production lines and realize expected manufacturing efficiencies; (iii) manufacturing difficulties that could arise; and (iv) other risks described in SunPower’s Annual Report on Form 10-K for the year ended December 28, 2008, and other filings with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing SunPower's views as of any subsequent date, and SunPower is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: March 13, 2009	By: /s/ Dennis V. Arriola
Name: Dennis V. Arriola
Title: Senior Vice President and Chief Financial Officer